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EXHIBIT 10.5

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made and entered into as of September 30th, 2001 (the “Effective Date”) by and between, as one party, DSP Group, Inc., a Delaware corporation having a principal place of business at 3120 Scott Boulevard, Santa Clara, California 95054 and DSP Group, Ltd., an Israeli corporation having a principal place of business at 5 Shenkar Street, Herzelia Pituach 46120, Israel (collectively, “DSPG”), and as the other party, Spreadtrum Communications, Inc. a Cayman Corporation, with a principal address of Ugland House, P.O. Box, George Town, Grand Cayman, Cayman Islands, British West Indies, on behalf of itself and its wholly-owned subsidiaries, Speadtrum Communications, Corp., a California corporation having a principal place of business at 4701 Patrick Henry Drive, Building 1401, Santa Clara, California 95054, and Spreadtrum Communications Shanghai Corp, a Chinese corporation having a principal place of business at                                                                               (collectively, “Licensee”).

Recitals

A.	DSPG has the right to license the technology described in Exhibit A.

B.	Licensee wishes to obtain certain rights from DSPG to use such technology.

THEREFORE, IN VIEW OF THE ABOVE PREMISES AND THE FOLLOWING PROMISES, DSPG and Licensee agree as follows:

Agreement

1.	DEFINITIONS

1.1 “Architecture Specification” means the architecture specification for the Core described in Item 1.1 of Exhibit B.

1.2 “ASIC Designer” means a third party integrated circuit designer engaged by Licensee to assist in the design and development of Core Products.

1.3 “Compliant” with respect to an implementation of the Core, means that such implementation (i) executes each and every instruction contained in the instruction set identified in the Architecture Specification and no other additional instructions; (ii) implements the programming model as identified in the Architecture Specification; and (iii) is cycle by cycle compatible with the RTL model of the Core.

1.4 “Core” means the digital signal processing core described in Exhibit A.

1.5 “Core Product” means any integrated circuit device that combines one or more Compliant Cores with application-specific or user-specific circuitry that adds a substantial and significant amount of value and functionality to such Compliant Core(s) and that is an Initial Product, a Designated Product, or is licensed under the Global Licensing Option pursuant to Section 6.5.

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1.6 “Core Technology” means the technology embodied or incorporated in the Core and Deliverables.

1.7 “Deliverables” means the Tools, Documentation and Design/Fabrication Materials.

1.8 “Designated Product” means the Initial Products and other products that are designated as additional Designated Products pursuant to Section 6.4.

1.9 “Design/Fabrication Materials” means the materials set forth in Item 2 of Exhibit B.

1.10 “Documentation” means the materials set forth in Item 1 of Exhibit B.

1.11 “DSPG Marks” means the trademarks, trade names and logos set forth in Exhibit D.

1.12 “Initial Products” means the [***] products which incorporate a physical implementation of the Core that are designated in writing by Licensee and approved in writing by DSPG.

1.13 “Licensee Customer” means a third party that (a) is not a licensee of the Core and (b) engages Licensee to manufacture Core Products designed and/or developed by such third party for sale by Licensee to such third party.

1.14 “Modification Guidelines” means the guidelines set forth in Exhibit E.

1.15 “Port” means a layout of the Core targeted for a specific fabrication process/technology.

1.16 “Subcontractor” means any of: (a) a third party software developer engaged by Licensee to write software applications that utilize or otherwise interact with implementations of the Core on Core Products (“Software Subcontractor”); (b) a third party circuit board designer engaged by Licensee to design circuit boards that incorporate the Core Products or development models thereof (“Hardware Subcontractor”); or (c) a third party semiconductor manufacturer engaged by Licensee to assist in the manufacturing of Core Products (“Fabrication Subcontractor”). ASIC Designers shall not be deemed to be Subcontractors.

1.17 “Sublicense Agreement” means the agreement attached hereto as Exhibit C, as may be amended by DSPG from time to time with notice to Licensee.

1.18 “Tools” means the hardware tools set forth in Items 2.9 of Exhibit B (the “Hardware Tools”) and the software tools set forth in Item 2.8 of Exhibit B (the “Software Tools”).

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1.19 “Trademark Usage Guidelines” means the guidelines set forth in Exhibit D, and any other guidelines regarding the use of the DSPG Marks that DSPG may communicate to Licensee from time to time.

1.20 “Translation” means a direct translation of the RTL for the Core into an alternative hardware description language at the same (or higher) level of abstraction.

2.	DELIVERY

DSPG will use reasonable efforts to deliver the Deliverables in accordance with the delivery schedule set forth in Item 3 of Exhibit B.

3.	LICENSE GRANT

3.1 Core Products. Subject to the terms and conditions of this Agreement, DSPG hereby grants to Licensee a personal, nonexclusive, nontransferable license to:

(a) make changes to the RTL for the Core, provided that the resulting Core is Compliant;

(b) incorporate the RTL for the Core, and any changes made thereto pursuant to subsection (a) above, into Licensee’s designs for Core Products;

(c) import, manufacture and have manufactured such Core Products;

(d) offer for sale, sell and otherwise distribute Core Products, provided that prior to selling or distributing any Core Products, Licensee shall verify that each implementation of the Core contained in such Core Product is Compliant.

3.2 Tools and Documentation. Subject to the terms and conditions of this Agreement, DSPG hereby grants to Licensee a personal, nonexclusive, nontransferable license to:

(a) make copies of the Software Tools, provided that the total number of copies of the Software Tools, including any copies distributed to Subcontractors but excluding copies for backup or archival purposes, does not exceed [***]. If Licensee wishes to use more than [***] copies of the Software Tools, Licensee may license from DSPG additional copies at DSPG’s then current listed price per copy for the Windows 95/98/NT version or the Solaris OS version of the Software Tools;

(b) integrate the Tools with other development tools or environments (in the case of Software Tools, solely by using the application programming interfaces thereof in the manner permitted by the applicable documentation);

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(c) modify the Documentation, provided that such modifications are in conformance with the Modification Guidelines and the resulting documentation is in conformance with the Trademark Usage Guidelines; and

(d) use the Tools and Documentation internally for the sole purpose of designing, developing, having manufactured, and manufacturing Core Products.

3.3 Design/Fabrication Materials. Subject to the terms and conditions of this Agreement, DSPG hereby grants to Licensee a personal, nonexclusive, nontransferable license to use the Design/Fabrication Materials for the sole purpose of designing, developing, having manufactured and manufacturing Core Products.

3.4 Subcontractors and Licensee Customers. Subject to the terms and conditions of this Agreement, DSPG hereby grants to Licensee a personal, nonexclusive, nontransferable license to distribute by sublicense (as set forth in Section 3.5):

(a) to Licensee Customers—the Tools, the relevant Documentation (and any modifications thereto made in accordance with Section 3.2(b));

(b) to Software Subcontractors—the Tools and the relevant Documentation (and any modifications thereto made in accordance with Section 3.2(b)) solely for their use in writing software applications that utilize or otherwise interact with implementations of the Core on Core Products;

(c) to Hardware Subcontractors—the Hardware Tools and the relevant Documentation (and any modifications thereto made in accordance with Section 3.2(b)) solely for their use in designing circuit boards that incorporate the Core Products (or development models thereof); and

(d) to Fabrication Subcontractors—the masks for the Core Products solely for their use in manufacturing the Core Products.

3.5 Sublicense Agreements. Licensee shall not provide or otherwise distribute any Deliverables (or any portions thereof, modifications thereto or derivative works thereof) to any Subcontractor or Licensee Customer that has not previously executed the Sublicense Agreement. Licensee shall provide DSPG with a copy of each such Sublicense Agreement promptly upon execution thereof. DSPG shall be an intended third party beneficiary of each Sublicense Agreement and shall have the right to enforce any and all obligations of Subcontractors and Licensee Customers under their Sublicense Agreements. Licensee shall, at its own expense, use commercially reasonable steps to monitor Subcontractors and Licensee Customers and investigate each report and indication of breach of any Sublicense Agreement, and Licensee shall promptly report to DSPG any breach discovered or learned of by Licensee. Licensee will diligently enforce the terms and conditions of each Sublicense Agreement, including, without limitation, (a) pursuing all appropriate judicial and administrative action and relief in the event of any breach of the Sublicense Agreement and (b) upon DSPG’s request, terminating the

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Sublicense Agreement upon a breach thereof if such breach is not capable of being cured or has not been cured within thirty (30) days. Notwithstanding any of the foregoing, Licensee will be responsible and liable for any breach of any Sublicense Agreement by a Subcontractor or Licensee Customer.

3.6 ASIC Designers. Licensee shall not provide or otherwise distribute any Deliverables (or any portions thereof, modifications thereto or derivative works thereof) to any ASIC Designer unless Licensee first notifies DSPG in writing of its desire to engage such ASIC Designer and DSPG notifies Licensee in writing that it has entered into a separate license agreement with such ASIC Designer specifically covering such Deliverables. In addition, Licensee will provide such Deliverables to such ASIC Designer only as accompanied by written notice that such Deliverables are subject to the terms and conditions of such separate license agreement. DSPG will negotiate such license agreements with such ASIC Designers promptly, in good faith and without additional charge to Licensee. Notwithstanding the foregoing, an ASIC Designer that is a wholly owned subsidiary of Licensee will not require a separate license agreement.

3.7 License Restrictions. Licensee may not (a) transfer, sublicense, distribute modify, translate, create derivative works of or reproduce Deliverables or any other element of the Core or Core Technology, except as expressly set forth in Section 3, or (b) decompile, reverse engineer or disassemble the Deliverables or any other element of the Core or Core Technology. Licensee will not remove, obscure or alter any DSPG Mark from any Deliverable, and Licensee will reproduce all DSPG Marks and proprietary rights and ownership notices on all copies and units of Deliverables made by or for Licensee.

4.	MARKETING

4.1 Licensee Commitment. Licensee will use commercially reasonable efforts to develop, manufacture and bring to market Core Products within [***]. Licensee will actively promote, market, and sell Core Products as they become commercially available.

4.2 DSPG Collateral Materials. DSPG may from time to time provide Licensee with datasheets and other marketing and technical documentation and materials regarding the Core (“DSPG Collateral Materials”). Subject to the terms and conditions of this Agreement, DSPG hereby grants to Licensee a personal, nonexclusive, nontransferable license to (a) modify DSPG Collateral Materials, provided that such modifications are in conformance with the Modification Guidelines and the resulting materials are in conformance with the Trademark Usage Guidelines, and (b) use, copy and distribute such DSPG Collateral Materials (and any such modifications thereto) solely in connection with the marketing and sale of Core Products.

4.3 Trademark License. Subject to the terms and conditions of this Agreement (including, without limitation, the provisions of Section 4.4), DSPG grants Licensee the right to use the DSPG Marks on press releases, data sheets and other documentation and

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materials for Core Products (“Licensee Collateral Materials”). All Licensee Collateral Materials shall be in conformance with the Trademark Usage Guidelines. Furthermore, any Licensee Collateral Materials mentioning the Core or Core Technology will prominently (a) identify the Core as the “TeakLite®” and (b) state that DSP Group, Inc. has developed and owns certain right, title and interest in and to the Core Technology, the associated intellectual property rights and the DSPG Marks.

4.4 Trademark Usage Guidelines. All use of the DSPG Marks by Licensee will be in conformance with the Trademark Usage Guidelines. Upon DSPG’s request, Licensee will provide DSPG with copies and samples of any Tools, Documentation, Design/Fabrication Materials, DSPG Collateral Materials, and Licensee Collateral Materials that are provided or otherwise distributed to any third parties, and will promptly remedy any failure of such materials to conform with the Trademark Usage Guidelines or Modification Guidelines, as applicable, that are communicated to Licensee by DSPG.

4.5 Licensee Marks. Licensee hereby grants to DSPG a non-exclusive, nontransferable right and license to use Licensee’s trademarks, trade names and logos (“Licensee Marks”) on its brochures, displays and marketing materials for the Core. DSPG will provide Licensee with samples of any such materials upon Licensee’s request, and shall promptly remedy any failure of such materials to conform with the reasonable trademark usage guidelines of Licensee. In using any of the Licensee Marks as provided herein, DSPG will annotate such Licensee Marks with the “™” or “®” symbols, as may be applicable, and footnote Licensee’s ownership of the Licensee Marks.

5.	TECHNICAL SUPPORT AND ADDITIONAL SERVICES

5.1 For a period of twenty-four (24) months commencing on DSPG’s delivery of the RTL for the Core (the “Initial Support Term”), DSPG will provide technical support to Licensee for the Core at no additional charge during the Initial Support Term. Licensee may receive technical support for additional twenty-four (24) month periods (each an “Extended Support Term”) subject to the payment of fees set forth in Section 6.3 if it gives written notice to DSPG at least thirty (30) days prior to the expiration of the Initial Support Term or any Extended Support Term. Such technical support will consist of providing:

(a) any bug fixes to the Design/Fabrication Materials that DSPG may make available generally to licensees of the Core at no additional charge;

(b) any bug fixes to the Tools that DSPG may make available generally to licensees of the Core at no additional charge;

(c) any Core-related peripheral blocks that DSPG may make available generally to licensees of the Core at no additional charge; and

(d) up to ten (10) man-days of engineering technical support during DSPG’s normal business hours at no additional charge during the Initial Support Term.

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DSPG shall have no obligation to provide any technical support to (i) any Subcontractors, ASIC Designers or any other party other than Licensee or (ii) to Licensee regarding any non-Compliant Cores.

5.2 Training Class. DSPG will conduct a five (5) day training class for up to ten (10) Licensee personnel at the Santa Clara or Shanghai offices of either DSPG or Licensee, on a mutually agreeable date, but no later than three (3) months after the Effective Date. Licensee will be responsible for all reasonable expenses (including, without limitation, transportation, food, lodging and other out-of-pocket expenses) incurred by its and DSPG personnel in connection with the training.

5.3 Additional Services. Upon Licensee’s request, DSPG will provide additional technical support under terms, conditions and fees mutually agreed upon by the parties in writing. If Licensee requests any other services not covered by this Agreement (including, without limitation, engineering support in excess of ten man-days or other support and maintenance not required under Section 5.1 or 5.2), the requested services shall be provided upon the prior written agreement of the parties, at DSPG’s standard rates then in effect.

6.	PAYMENTS

6.1 License Fee. Licensee will pay DSPG a non-refundable license fee of [ *** ] for the licenses for the [ *** ] Initial Products granted to Licensee in this Agreement. Such license fee will be payable as follows:

a.	[ *** ]

b.	[ *** ]

c.	[ *** ]

6.2 Royalties. In addition to the fee set forth in Section 6.1, Licensee will pay DSPG a non-refundable royalty for each implementation of the Core on each unit of each Core Product shipped, sold, transferred or otherwise distributed by or for Licensee, or put to productive internal use by Licensee, at the following rates:

•	[ *** ]

•	[ *** ]

•	[ *** ]

•	[ *** ]

•	[ *** ]

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6.2.1 Notwithstanding the foregoing, the royalty for each unit of Core Product that performs any functions of a PSTN-based phone, integrated with a telephone answering device (TAD), speakerphone, caller ID, or other telephony feature, will be [ *** ] and no additional royalties will be due on such Core Products.

6.2.2 Licensee shall pay royalties to DSPG on a quarterly basis, with the royalties for each calendar quarter to be paid within thirty (30) days of the end of such quarter.

6.2.3 No royalties will be due for samples provided that the quantity of such implementations on which royalties are not due shall not exceed [ *** ] implementations per year.

6.2.4 No royalties will be due for replacements of defective units.

6.3 Support Fees for Extended Support Terms. For support in addition to the Initial Support Term described in Section 5.1, Licensee will pay DSPG a non-refundable support fee of [ *** ]. Such installments will be payable on the 1st, 90th, 180th, 270th, 360th, 450th, 540th, and 630th days of an Extended Support Term.

6.4 Additional Designated Applications. Licensee may designate additional single physical implementations of the Core on single end products beyond the [***] Products as Designated Products, provided that (a) each such additional product is approved in writing by DSPG, such approval not to be unreasonably withheld or delayed, and (b) Licensee pays to DSPG an additional designation fee of [ *** ] for each such additional product.

6.5 Global Licensing Option. Licensee will have the option to license the Core for all Core Products of Licensee (the “Global Licensing Option”) in accordance with the terms of this Section. If Licensee exercises the Global Licensing Option, the definition of Core Product shall be modified as set forth in Section 1.5. The Global Licensing Option will be exercisable by Licensee solely by paying DSPG (a) a license fee equal to [ *** ] less amounts paid by Licensee to DSPG under Sections 6.1 and 6.4 of this Agreement (i.e., less license fees and fees for additional Designated Products). The Global Licensing Option shall terminate and be of no further force or effect on the three (3) year anniversary of the Effective Date if Licensee does not exercise the Global Licensing Option prior to such date.

6.6 Payment Terms. All payments to DSPG will be made by wire transfer to a bank account designated by DSPG. All monetary amounts set forth in this Agreement refer to U.S. dollars. If any amount payable under this Agreement is not paid by the applicable due date, then, in addition to any other remedies DSPG may have, Licensee will pay interest on such amount at a per annum rate of eighteen percent (18%) (or, if less, the maximum rate permitted by applicable law) for the period between the due date and the date DSPG receives payment of such amount.

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7.	REPORTS; AUDIT; TAXES

7.1 Reports. While this Agreement is in effect, within thirty (30) days of the close of each calendar quarter, Licensee will deliver to DSPG a written report setting forth (a) the number of units of each Core Product shipped, sold, transferred or otherwise distributed by or for Licensee, or put to productive internal use by Licensee, during such quarter, (b) the number of implementations of the Core on each such unit, (c) the amount of royalties payable to DSPG for such implementations, (d) an itemized list of the Tools, Documentation and Design/Fabrication Materials provided or otherwise distributed to each Subcontractor and Licensee Customer during such quarter, and (e) an itemized list of each product tape-out that incorporates the Core or Core Technology. Licensee will begin delivering such reports to DSPG six (6) months after the Effective Date or when the Licensee distributes or puts to productive internal use Core Products, whichever is earlier.

7.2 Audit. While this Agreement is in effect, and for three (3) years after its expiration or earlier termination, Licensee will maintain at its principal offices such books and records as sufficient to confirm Licensee’s compliance with this Agreement for at least three years following the time of sale of particular Core Product units. Licensee will permit DSPG’s representative, which must be an independent public accounting firm of DSPG’s choice that is reasonably acceptable to Licensee and that enters into an appropriate confidentiality agreement with Licensee, to audit such books and records upon at least 30 days prior written notice. If any such audit reveals that Licensee has underpaid the royalties owed to DSPG for the audited period by more than five percent (5%), Licensee will reimburse DSPG for all expenses reasonably incurred by DSPG in connection with such audit. Unless such an underpayment is revealed, Licensee will not be required to submit to an audit more than once during any calendar year. Any audit must be performed during Licensee’s normal business hours and without interference with Licensee’s normal business operations.

7.3 Taxes. In addition to the fees, royalties and other charges set forth in this Agreement, Licensee shall pay all taxes, duties and levies imposed by all foreign, federal, state and local authorities (including, without limitation, export, sales, use, excise, and value-added taxes) based on the transactions or payments under this Agreement, other than taxes imposed or based on DSPG’s net income. All amounts payable by Licensee hereunder shall be paid without deduction or withholding for or on account of any present or future tax, levy, impost, fee, assessment, deduction or charge by any taxing authority

8.	PROPRIETARY OWNERSHIP RIGHTS

8.1 Core Technology and Deliverables. Except for the rights and licenses expressly granted to Licensee in this Agreement, DSPG shall reserve and retain all right,

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title and interest (including, without limitation, all intellectual property rights) in and to the DSPG Marks and the Core, Core Technology, Deliverables, all copies thereof, and all revisions, modifications, Translations, updates, and upgrades provided to Licensee by DSPG of any of the foregoing. Subject to DSPG’s underlying rights, Licensee will own all modifications and derivative works of the Core, Core Technology and Deliverables created by or on behalf of Licensee pursuant to this Agreement. Nothing contained in this Agreement shall be construed as conferring upon Licensee or any third party (by implication, operation of law, estoppel or otherwise) any license or right not expressly granted by DSPG in this Agreement. Any goodwill arising out of or relating to Licensee’s use of the DSPG Marks shall inure to the sole benefit of DSPG.

8.2 Translations and Ports. DSPG may request from time to time that Licensee notify DSPG in writing of any Translations, Ports or changes made by or for Licensee to the Design/Fabrication Materials, and Licensee shall promptly comply with such requests. To the extent that any Translations or Ports are created by or for Licensee, Licensee shall promptly provide such Translations and Ports to DSPG, and Licensee hereby grants and agrees to grant to DSPG an irrevocable, nonexclusive, royalty-free, paid-up, worldwide license (with right to sublicense) to use, modify, have modified, make, have made, reproduce, sublicense, sell and otherwise distribute such Translations and Ports.

8.3 No Registration. Licensee will not (and Licensee will ensure that its subsidiaries and affiliates will not) at any time directly or indirectly attempt to register in any country the DSPG Marks, any other DSPG name or mark, or any name or mark substantially similar thereto.

9.	REPRESENTATIONS AND WARRANTIES

9.1 Authority. Each party represents and warrants that it possesses the right and capacity to enter into this Agreement.

9.2 Deliverables. DSPG represents and warrants that, for a period of ninety (90) days commencing on the delivery of the Deliverables, the Deliverables will be sufficient for a competent semiconductor manufacturer to produce Compliant implementations of the Core. DSPG’s entire liability and obligation and Licensee’s sole and exclusive remedy for a breach of the foregoing warranty shall be to use commercially reasonable efforts to modify or replace the relevant Deliverables to remedy any such insufficiency reported to DSPG during such ninety (90) day period.

9.3 Noninfringement. DSPG represents and warrants that, to its knowledge, the Deliverables, as of the Effective Date, in the form delivered to Licensee, do not infringe any U.S. patents or copyrights of any third party.

9.4 Warranty Disclaimers. EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 9.2 and 9.3, DSPG MAKES NO WARRANTY OF ANY KIND WITH

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RESPECT TO THE DSPG MARKS OR THE CORE, CORE TECHNOLOGY OR DELIVERABLES. DSPG EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT, WHETHER ARISING IN LAW, CUSTOM, CONDUCT OR OTHERWISE.

10.	INDEMNIFICATION

10.1 Indemnification. DSPG will (a) defend Licensee against any claim by a third party that the Core, Core Technology or Deliverables infringe any U.S., Japanese, or European Union patents or copyrights or misappropriate any U.S., Japanese, or European Union trade secret of any third party, and (b) pay any damages (including costs and attorneys’ fees) finally awarded against Licensee by a court of competent jurisdiction based on such claim (or pay any settlement of such claim agreed to by DSPG). DSPG will be relieved of the foregoing obligations unless Licensee (i) promptly notifies DSPG of the claim (in any event, within ten (10) days after Licensee becomes aware of the claim), (ii) authorizes and allows DSPG to have sole control of the defense and settlement of the claim, and (iii) provides any information and cooperation reasonably requested by DSPG at DSPG’s expense.

10.2 Options. If a claim of the type described in Section 10.1 arises or is reasonably likely to arise, DSPG will have the right, at its own expense and option, to (a) procure for Licensee the right to continue using the Core, Core Technology or Deliverable that is the subject of such claim, (b) modify or replace such Core, Core Technology or Deliverable to make it (or increase the likelihood it will be) noninfringing, or (c) refund to Licensee the amount of any license fees paid with respect to such Core, Core Technology or Deliverable, in which case Licensee’s rights and licenses with respect thereto will terminate. This Section 10 sets forth DSPG’s entire liability and obligation and Licensee’s sole and exclusive remedy with respect to any infringement or claim of infringement of any intellectual property right in connection with the Core, Core Technology or Deliverables.

10.3 Exclusions. DSPG will have no liability for, and the obligations of DSPG in Section 10.1 will not apply to, any claim based on or related to (i) modification or adaptation of any Deliverable by any person other than DSPG if the infringement claim would have been avoided but for such modification, (ii) combination or operation of any Deliverable with any software, hardware, data, or other materials or products not supplied by DSPG if the infringement claim would have been avoided but for such combination, (iii) use of any Deliverable after DSPG has provided Licensee with a modified version of or replacement for such Deliverable if the infringement claim would have been avoided by use of such modified or replacement version, or (iv) use of any Deliverable other than as expressly authorized by this Agreement. Licensee will (a) defend DSPG against any such claim brought by a third party, and (b) pay any damages (including costs and attorneys’ fees) finally awarded against DSPG by a court of competent jurisdiction based

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on such claim (or pay any settlement of such claim agreed to by Licensee). Licensee will be relieved of the foregoing obligations unless DSPG (i) promptly notifies Licensee of the claim (in any event, within ten (10) days after DSPG becomes aware of the claim), (ii) authorizes and allows Licensee to have sole control of the defense and settlement of the claim, and (iii) provides any information and cooperation reasonably requested by Licensee at Licensee’s expense.

11.	LIMITATION OF LIABILITY

IN NO EVENT WILL EITHER PARTY BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES, OR ANY DAMAGES FOR LOSS OF DATA, PROFITS, REVENUE, BUSINESS OR GOODWILL, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL DSPG’S AGGREGATE LIABILITY IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY LICENSEE TO DSPG HEREUNDER.

12.	CONFIDENTIALITY

12.1 Definition of Confidential Information. “Confidential Information,” with respect to either party, means all trade secrets, know-how, ideas, inventions (whether patentable or not), processes, techniques, algorithms, computer programs (source and object code), designs, schematics, drawings, formulas, data, product development plans, strategies, forecasts and other technical, engineering, manufacturing, product, marketing, servicing, financial, and personnel information and materials of such party or any of its employees, consultants, investors, affiliates, customers, clients, vendors, suppliers or business; provided, however, that in order to be deemed “Confidential Information,” any of the foregoing (a) if disclosed in writing, must be marked as confidential at the time of disclosure, and (b) if disclosed orally or in other intangible form, must be identified and treated as confidential at time of disclosure and reduced to writing and marked confidential within thirty (30) days of disclosure. Notwithstanding the foregoing, the Deliverables, the terms and conditions of this Agreement, and any other information or materials relating to the Core or Core Technology will constitute “Confidential Information” of DSPG regardless of whether the procedures described in (a) and (b) above are followed with respect thereto.

12.2 Recipient Obligations. Each party (“Recipient”) will maintain the Confidential Information of the other party (“Discloser”) in strict confidence and will not disclose such Confidential Information to any third party without Discloser’s prior written consent except as provided in this Agreement. Recipient may disclose Discloser’s Confidential Information only to Recipient’s employees and agents who have a need to know such Confidential Information .and who have entered into written agreements with Recipient requiring them to comply with the obligations set forth in this Section 12. Recipient will not use any Confidential Information of Discloser except as necessary to

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exercise its rights and fulfill its obligations under this Agreement. Recipient will protect the confidentiality and avoid the unauthorized use, disclosure, publication, and dissemination of Discloser’s Confidential Information with the same degree of care that Recipient uses to protect its own confidential and proprietary information of similar nature and like importance, and in no event with less than reasonable care.

12.3 Remedies. Licensee acknowledges and agrees that due to the unique nature of the Confidential Information, a breach of its obligations under Section 12 would cause DSPG irreparable harm and damage for which there can be no adequate remedy at law. Therefore, upon any such breach or threatened breach by Licensee, DSPG will be entitled to seek an immediate injunction, restraining order and/or other appropriate equitable relief, in addition to whatever remedies it may have under applicable law.

12.4 Unauthorized Disclosures. Licensee will notify DSPG of any actual or suspected unauthorized use or disclosure of Confidential Information or infringement of any of Confidential Information of which Licensee has knowledge. Licensee will reasonably cooperate with DSPG, at DSPG’s expense, in the investigation and prosecution of such unauthorized use, disclosure or infringement.

13.	TERM AND TERMINATION

13.1 Term. This Agreement will be in effect for a [***] term commencing on the Effective Date. Thereafter, this Agreement will renew automatically for additional one (1) year terms unless either party delivers to the other party written notice of its intention not to renew at least thirty (30) days prior to the end of the initial or any renewal term.

13.2 Termination for Cause. Either party may terminate this Agreement if:

(a) the other party breaches any material provision of this Agreement and fails to remedy such breach within thirty (30) days of non-breaching party’s written notice of such breach (or, if such breach cannot be remedied in that time, fails to commence remedial procedures reasonably satisfactory to the non-breaching party), provided that any material breach of Section 12 will be grounds for immediate termination of this Agreement;

(b) the other party dissolves, becomes insolvent or makes a general assignment for the benefit of its creditors;

(c) a voluntary or involuntary petition or proceeding is commenced by or against the other party under the Federal Bankruptcy Act or any other statute of any state or country relating to insolvency or the protection of the rights of creditors, or any other insolvency or bankruptcy proceeding or other similar proceeding for the settlement of the other party’s debt is instituted; or

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(d) A receiver of all or substantially all of the property of the other party is appointed.

Except as expressly limited by this Agreement, termination of this Agreement under this Section 13.2 will be without prejudice to any other remedy which may be available to a party under applicable law.

13.3 Effect of Termination. Upon any expiration or earlier termination of this Agreement:

(a) all rights and licenses granted to Licensee, Licensee Customers and Subcontractors will terminate, and Licensee shall cease to design, develop, modify, translate, manufacture, use, market, sell, sublicense and otherwise distribute any Deliverables (or any changes thereto or Translations thereof), DSPG Collateral Materials or DSPG Marks; except that if this Agreement is terminated by Licensee pursuant to Section 13.2, Licensee may provide to DSPG within fifteen (15) days following such termination a written list of the Core Products currently in development and those for which development has been completed (collectively, the “Developed Products”), in which case the rights and licenses granted to Licensee under Section 3 shall continue with respect to such Developed Products as long as Licensee continues to pay royalties pursuant to Section 6 and otherwise abides by the terms and conditions of this Agreement;

(b) Licensee will promptly return to DSPG all Deliverables (and changes thereto and Translations and Ports thereof), all other Confidential Information, and all copies of any of the foregoing (including, without limitation, those copies distributed by Licensee to third parties); and

(c) the due date of any royalties and other payments that accrued prior to such expiration or earlier termination will be accelerated and such royalties and other payments will become immediately due and payable.

13.4 Survival. The parties’ rights and obligations under Sections 7, 8, 10, 11, 12, 13.3 and 13.4 and the relevant portions of Section 14 will survive any expiration or earlier termination of this Agreement.

14.	MISCELLANEOUS

14.1 Relationship. The relationship between the parties will be that of independent contractors. Nothing contained herein will be construed to imply a joint venture, principal or agent relationship, or other joint relationship, and neither party will have the right, power or authority to bind or create any obligation, express or implied, on behalf of the other party.

14.2 Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section

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1646.5 of the California Civil Code or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Each party hereby irrevocably consents to the jurisdiction and venue of the courts of Santa Clara County, California and the United States District Court for the Northern District of California in connection with any claim, action, suit, or proceeding relating to this Agreement. Neither party will commence or prosecute any claim, action, suit, or proceeding relating to this Agreement other than in the courts set forth in the preceding sentence, except either party may seek injunctive, equitable or similar relief from any court of competent jurisdiction. The provisions of the United Nations Convention on the International Sales of Goods are hereby disclaimed and excluded.

14.3 Waiver. Failure by any party to enforce any of its rights under this Agreement will not be deemed a waiver of any right which that party has under this Agreement.

14.4 Severability. If any provision of this Agreement is held to be invalid or unenforceable by an arbitration panel or court of competent jurisdiction, then (a) the validity and enforceability of the remainder of this Agreement shall in no way be affected or impaired thereby and (b) such provision shall be enforced to the maximum extent possible so as to effect the intent of the parties and shall be reformed without further action by the parties to the extent necessary to make such provision valid and enforceable.

14.5 Assignment. Licensee may not assign or delegate this Agreement or any of its rights or obligations hereunder (whether voluntarily, by operation of law or otherwise) without the prior written consent of DSPG. If Licensee wishes to assign this Agreement to a party that is a successor-in-interest of Licensee as a result of any merger or reorganization of Licensee or the sale by Licensee of all or substantially all of Licensee’s assets or equity, and such party is not a competitor to DSPG, in it’s technology licensing business, in DSPG’s reasonable judgment, then Licensee may provide to DSPG a written list of Core Products that are generally commercially available prior to such merger, reorganization, or sale (collectively, “Pre-Existing Products”), in which case this Agreement may then be assigned in connection with such merger, reorganization, or sale, and the assignee may exercise the rights and licenses granted under Section 3 solely with respect to such Pre-Existing Products as long as the assignee continues to pay royalties pursuant to Section 6 and otherwise abides by the terms and conditions of this Agreement. Subject to the foregoing, the rights and liabilities of the parties hereto will bind, and inure to the benefit of, their respective successors and assigns. Any attempted assignment or delegation in violation of this Section 14.5 shall be null and void.

14.6 Notices. All notices, reports, requests, approvals, consents and other communications hereunder will be in writing and will only be effective: when delivered personally; when sent by facsimile with written verification of receipt; or three (3) days after deposit with a reputable international commercial courier such as DHL or Federal Express specifying immediate delivery and with written verification of receipt. All such

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written communications will be sent to the parties at their respective addresses as set forth below, subject to the right of either party to change its address by delivering written notice to the other in the manner set forth herein.

For DSPG:		For Licensee:
Attention:	Issachar Ohana	Attention: Renyong Fan, VP
Address:	5 Shenkar Street	Operations
	Herzelia Pituach 46120	Address: 4701 Patrick Henry Drive,
	Israel	1401. Santa Clara, California 95054
Tel: 972-9-9529618		Tel: 408 919 2809 x 102
Fax: 972-9-9541234		Fax: 408 919 2810

14.7 Publicity. The parties will issue a mutually agreeable press release to the general public regarding the parties’ relationship under this Agreement at a time to be mutually determined, but in any event within ninety (90) days of the Effective Date.

14.8 Export Compliance. Licensee will comply with any and all U.S. export regulations and rules now in effect or as may be issued from time to time, including without limitation, (a) all regulations and rules of the Bureau of Export Administration of the U.S. Department of Commerce and any other federal governmental authority that has jurisdiction relating to the export of technology from the U.S., and (b) all export/reexport requirements of the U.S. Export Administration Regulations. Without limiting the generality of the foregoing, Licensee will not export, directly or indirectly, any Deliverables, Core Technology or Core Products, in any form, to any country for which United States laws or regulations (i) require an export license or other governmental approval, without first obtaining such license or approval, or (ii) prohibit such export. Licensee hereby agrees to indemnify and hold DSPG harmless from and against any losses, damages, penalties or causes of action resulting from Licensee’s breach of this Section 14.8.

14.9 Expert Advice. Each party acknowledges that it has consulted such legal, financial, technical, and other experts as it deems necessary or desirable prior to entering into this Agreement. Each party represents and warrants that it has read, knows, understands, and agrees with the terms and conditions of this Agreement. Neither party has relied upon any oral representation of the other party in entering into this Agreement. All discussions, estimates or projections developed by a party during the course of negotiation the terms and conditions of this Agreement are by way of illustration only and, unless specifically contained in this Agreement or one of its Exhibits, are not binding or enforceable against the other party in law or in equity.

14.10 Force Majeure. Except for payment of moneys due under this Agreement, neither party will be responsible for its failure to perform due to circumstances or causes beyond its reasonable control, including, without limitation, acts of God, wars, riots, embargoes, acts of civil or military authorities, fires, floods, earthquakes, accidents, strikes, failure of suppliers or shortages of transportation, facilities, fuel or energy.

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14.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument.

14.12 Entire Agreement: Amendment. This Agreement constitutes the complete understanding and agreement of the parties and supersedes all prior and contemporaneous negotiations, understandings and agreements with respect to the subject matter of this Agreement. Any modification or amendment of any provision of this Agreement will be effective only if in writing and signed by an authorized representative of both parties.

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IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

“DSPG”:	DSP GROUP, INC.

By:
	Printed Name:	EREZ AVIV
	Title:	C.O.O

DSP GROUP, LTD.

By:
	Printed Name:	ISSACHAR OHAMA
	Title:	V.P. Sales, Tech. Licensg Div

“Licensee”:

By:
	Printed Name:	PING WU
	Title:	President

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EXHIBIT A

Description of Core

TeakLite® is a high-performance, low power, sub-micron, fully synthesizable (Soft Core) Digital Signal Processor (DSP) core designed for use in DSP based Application Specific ICs. TeakLite is targeted for the cellular communication market, Multimedia, as well as for speech/audio applications.

TeakLite has been designed for an ASIC design environment (e.g. single-edge clocking, scan methodology, process and library independent, etc.) TeakLite also has special proprietary mechanisms to reduce power consumption, and other micro-architecture modifications.

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EXHIBIT B

Deliverables and Delivery Schedule

[***]

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3.	Delivery Schedule

Item 1, 2.2 -2.4, 2.7-2.9 of this Exhibit B will be delivered within 10 days of the Effective Date.

Item 2.1 of this Exhibit B and a preliminary version of Item 2.5 of this Exhibit B reflecting DSPG’s available implementation will be delivered within 20 days of the Effective Date.

A preliminary version of Item 2.6 of this Exhibit B will be delivered within 30 days of the completion of the statement of work by DSPG.

Final versions of Item 2.5 and 2.6 of this Exhibit B will be delivered within 60 days of the completion of the statement of work by DSPG.

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EXHIBIT C

Sublicense Agreement

This Sublicense Agreement (the “Agreement”) is made and entered into as of                     ,              (the “Effective Date”) by and between,                             , a                                          corporation having its principal place of business at ______________

________________________ (“Sublicensee”), and                                                          , a                      corporation having a principal place of business at                                                               (“Licensee”).

Recitals

A. Licensee has entered into with DSP Group, a Delaware corporation and DSP Group Ltd., an Israeli corporation (collectively “DSPG”) that certain License Agreement dated as of                     ,              (“the License Agreement”), whereby DSPG granted to Licensee a limited right to license the materials relating to DSPG’s digital signal processing core named                     , (the “Core”) set forth in Attachment 1 (the “Deliverables”) to approved third parties.

[Licensee Customers:]

B. Sublicensee wishes to purchase from Licensee the integrated circuit device described in Attachment 2, which combines one or more implementations of the Core with application specific or user specific circuitry and which will be manufactured by Licensee (the “Core Product”).

C. Sublicensee wishes to use the Deliverables for the purpose of designing and/or developing the Core Product (the “Work”).

[Subcontractors:]

B. Licensee has developed or is developing the integrated circuit device described in Attachment 2, which combines one or more implementations of the Core with application specific or user specific circuitry (the “Core Product”), and Licensee wishes to engage Sublicensee to

[Software Subcontractors:] write software applications for Licensee that utilize or otherwise interact with implementations of the Core on the Core Product (the “Work”).

[Hardware Subcontractors:] design circuit boards for Licensee that incorporate the Core Product or development models thereof (the “Work”).

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[Fabrication Subcontractors:] manufacture the Core Product for Licensee (the “Work”).

C. Sublicensee wishes to use the Deliverables in the performance of the Work.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained and other valuable consideration the receipt and adequacy of which is hereby acknowledged, Licensee and Sublicensee agree as follows:

Agreement

1. Sublicense Grant. Subject to the terms and conditions of this Agreement, Licensee hereby grants to Sublicensee the limited, nonexclusive, nontransferable, personal right to use the Deliverables for the sole purpose of performing the Work.

2. Sublicense Restrictions. Sublicensee will not (a) transfer, sublicense, translate, create derivative works of or otherwise modify, copy or reproduce any Deliverable or any other element of the Core, except as expressly set forth in Section 1, (b) decompile, reverse engineer or disassemble any Deliverable or any other element of the Core, or (c) remove, obscure or alter any trademarks or proprietary rights or ownership notices from any Deliverable.

3. Proprietary Information. “Proprietary Information” means the Deliverables and all information that is either (a) disclosed by Licensee to Sublicensee, whether in oral, written, graphic, electronic or other form or (b) learned by Sublicensee in connection with the Deliverables or the Work. Without limiting the generality of the foregoing, Proprietary Information will be deemed to include without limitation, any trade secret, know-how, idea, invention (whether patentable or not), process, technique, algorithm, computer program (source and object code), design, schematic, drawing, formula, data, product development plan, strategy, forecast and other technical, engineering, manufacturing, product, marketing, servicing, financial, personnel and other information and materials relating to the Core, DSPG or any of its employees, consultants, investors, affiliates, customers, clients, vendors or suppliers.

4. Disclosure and Use. Sublicensee will maintain all Proprietary Information in the strictest confidence for the sole benefit of Licensee and DSPG and will not disclose Proprietary Information to any third party. Proprietary Information may only be disclosed to the employees of Sublicensee who (a) have a need to know and (b) have signed an agreement with Sublicensee binding them to all of the obligations of Sublicensee set forth in this Agreement. Sublicensee will protect the Proprietary Information with at least the same degree of care as it uses for its own confidential and proprietary information, but in no case with any less than reasonable care. Sublicensee agrees not to use Proprietary Information other than as necessary to perform the Work.

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5. Return of Proprietary Information. Upon termination of the Work, or upon Licensee’s or DSPG’s request, Sublicensee will promptly return to Licensee all Deliverables and other Proprietary Information, including copies and extracts thereof.

6. Term and Termination. This Agreement will commence on the Effective Date and continue in effect until (a)              (         ) months [ *** ] have elapsed, (b) the Work is completed or (c) the License Agreement expires or is terminated, whichever occurs first. Either party may terminate this Agreement immediately if the other party defaults in the performance of any material provision of this Agreement and such defaulting party fails to cure such default within fifteen (15) days of receiving written notice of such default. Upon the expiration or earlier termination of this Agreement, all rights and licenses granted to Sublicensee will terminate. The rights and obligations of the parties under Sections 3-11 will survive any expiration or earlier termination of this Agreement. Termination of this Agreement will be without prejudice to any other remedy which may be available to a party due to default of this Agreement.

7. Ownership. Except for the rights and licenses expressly granted to Sublicensee in this Agreement, Licensee and DSPG, as applicable, will reserve and retain all right, title and interest (including, without limitation, all intellectual property rights) in and to the Core, the Deliverables and the other Proprietary Information. Nothing contained in this Agreement will be construed as conferring upon Sublicensee or any third party (by implication, operation of law, estoppel or otherwise) any license or right not expressly granted by Licensee in this Agreement.

8. Remedies. Sublicensee acknowledges and agrees that due to the unique nature of the Proprietary Information, there can be no adequate remedy at law for any breach of their obligations under this Agreement, that any such breach may allow Sublicensee or third parties to unfairly compete with Licensee or DSPG resulting in irreparable harm and significant injury to Licensee or DSPG, which may be difficult to ascertain, and therefore, that upon any such breach or any threatened breach thereof, Licensee will be entitled to seek from any appropriate court or tribunal in any appropriate jurisdiction an immediate injunction, temporary restraining order and/or other appropriate equitable relief, in addition to whatever remedies it might have at law. Sublicensee will notify Licensee and DSPG in writing immediately upon the occurrence of any such unauthorized release or other breach.

9. Disclaimer of Warranties. LICENSEE MAKES NO WARRANTY TO SUBLICENSEE OF ANY KIND WITH REGARD THE CORE, THE DELIVERABLES OR ANY OTHER PROPRIETARY INFORMATION. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LICENSEE EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF NON-INFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHETHER ARISING OUT OF LAW, CUSTOM, CONDUCT, OR

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OTHERWISE. Sublicensee acknowledges that nothing in this Agreement shall impose on DSPG or create for DSPG any liability of any kind (whether express, implied, statutory, or other) to Sublicensee or any other person.

10. Third Party Beneficiary. Licensee and Sublicensee acknowledge and agree that DSPG is an intended third party beneficiary of Sublicensee’s obligations under this Agreement, and that DSPG will have the right, to the same extent as Licensee, to take legal action against any breach by Sublicensee of such obligations and to otherwise enforce such obligations.

11. General Provisions. This Agreement represents the entire agreement between Licensee and Sublicensee and supersedes all prior agreements and understandings, whether written or oral, with respect to all matters covered in this Agreement. This Agreement will not be altered, modified, or amended in any respect except by a writing signed by each party. This Agreement is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Nothing in this Agreement is intended or will be construed to give any person (other than Licensee, Sublicensee and DSPG) any legal or equitable right, remedy or claim under this Agreement or any provision hereof. Sublicensee may not assign this Agreement or any of its rights or obligations hereunder, whether voluntarily, by operation of law or otherwise. Failure by either party to enforce at any time or for any period of time the provisions of this Agreement will not be construed as a waiver of such provisions, and will in no way affect such party’s right to later enforce such provisions. If any part of this Agreement is determined by any court of competent jurisdiction to be unenforceable for any reason, such unenforceability will not affect the balance of this Agreement, and the unenforceable provision will be changed and interpreted so as to best accomplish the objectives of such provision within the limits of applicable law.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

SUBLICENSEE:	LICENSEE:

Signature:	Signature:

Name:	Name:

Title:	Title:

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ATTACHMENT 1

Deliverables

[Licensee Customers:]

Hardware Tools:

Software Tools:

Documentation:

Other: encrypted RTL for the Core

[Software Subcontractors:]

Hardware Tools:

Software Tools:

Documentation:

[Hardware Subcontractors:]

Hardware Tools:

Documentation:

[Fabrication Subcontractors:]

Masks:

ATTACHMENT 2

Core Product

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EXHIBIT D

DSPG Marks and Trademark Usage Guidelines

DSPG Marks

Teak®

TeakDSPCore®

TeakLite®

PalmDSPCore®

OakDSPCore®

OCEM®

SmartCores™

Trademark Usage Guidelines

1. With respect to any document or other material on which Licensee uses any DSPG Mark, Licensee must place the “™” or “®” symbol, as may be applicable, directly after the first prominent use (e.g., in a title, headline, tagline, paragraph heading, etc.) of the DSPG Mark and directly after its first use in the text or body copy.

2. With respect to any document or other material on which Licensee uses any DSPG Marks, Licensee will provide notice that the DSPG Marks are the trademarks of DSP Group, Inc. Such notice shall be in the following format: “[DSPG Mark] is a [registered] trademark of DSP Group, Inc.”

3. No Documentation, DSPG Collateral Materials or Licensee Collateral Materials shall confuse or misrepresent the fact that DSP Group, Inc. and DSP Group, Ltd. have developed and own certain right, title and interest in and to the Core Technology, the associated intellectual property rights and the DSPG Marks.

4. No Documentation, DSPG Collateral Materials or Licensee Collateral Materials shall state or imply that the Core Products are warranted or otherwise sponsored or endorsed by DSP Group, Inc. or DSP Group, Ltd.

5. Licensee will label all Core Products in a reasonably prominent manner with the appropriate DSPG Mark indicating the Core(s) that the Core Product implements.

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6. DSPG may amend these guidelines as necessary or desirable to protect the rights of DSPG in and to the Core Technology, the associated intellectual property rights and the DSPG Marks.

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EXHIBIT E

Modification Guidelines

1. All modifications made by Licensee to the Documentation and DSPG Collateral Materials pursuant to this Agreement must be factually and technically accurate. If the content of any Documentation or DSPG Collateral Materials is modified in any way from its original form as delivered to Licensee by DSPG, Licensee will prominently state in such materials that neither DSP Group, Inc. nor DSP Group, Ltd. makes any representations or warranties with respect to the accuracy, validity, content or completeness of such materials.

2. Licensee will duplicate and apply DSPG’s patent and other proprietary rights and ownership notices that DSPG may provide to Licensee from time to time on all Documentation and DSPG Collateral Materials.

3. Subject to the foregoing, Licensee may substitute references to the name of DSPG in the DSPG Collateral Materials with the name of Licensee to identify Licensee as the manufacturer of the Core Products described in such DSPG Collateral Materials.

4. DSPG may amend these guidelines as necessary or desirable to protect the rights of DSPG in and to the Core Technology, the associated intellectual property rights and the DSPG Marks.

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AMENDMENT TO LICENSE AGREEMENT

This Amendment (this “Amendment”) is made effective as of June 12, 2003 (the “Amendment Effective Date”) by and between, as one party, ParthusCeva Technologies Inc., a Delaware corporation having a place of business at: 2033 Gateway Place, Suite 150, San Jose, CA 95110 and ParthusCeva Ltd. an Israeli corporation having a place of business at 5 Shenkar Street, Herzelia Pituach 46120, Israel (collectively, “ParthusCeva”), and Spreadtrum Communications, Inc. a Cayman Corporation, with a principal address of Ugland House, P.O. Box, George Town, Grand Cayman, Cayman Islands, British West Indies, on behalf of itself and its wholly-owned subsidiaries, Spreadtrum Communications, Corp., a California corporation having a principal place of business at 810 East Arques Ave., Sunnyvale, California 94085, and Spreadtrum Communications Shanghai Corp, a Chinese corporation having a principal place of business at 439 Chunxiao Road, Building No. 2, Zhangjiang Hi-Tech Park, Pudong, Shanghai, China 201203 (collectively, “Licensee”).

RECITALS

A. Licensee and DSP Group Inc. and DSP Group Ltd. (collectively, “DSPG”) entered into a License Agreement dated October 5, 2001 (the “License Agreement”), pursuant to which DSPG has licensed to Licensee rights in the TeakLite core and related technology.

B. ParthusCeva, the successor to DSPG’s core licensing business, has the right to license the digital signal processing cores known as the Teak.

C. The parties wish to amend the License Agreement to grant to Licensee a license to rights in the Teak under terms and conditions that are comparable to Licensee’s license to the TeakLite and to grant to Licensee an option to license the XpertTeak under terms and conditions that are comparable to Licensee’s license to the TeakLite.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.	Continuation of Provisions

Except as expressly set forth herein, all other terms and conditions of the License Agreement shall remain in full force and effect. In tfie event of any inconsistency or conflict between this Amendment and the License Agreement, the terms, conditions and provisions of this Amendment shall supercede the License Agreement and shall govern and control.

1

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2.	Additional Definitions

2.1. “Architecture Specification” shall mean: with respect to TeakLite, the architecture specification for the Core described in Item 1.1 of Exhibit B to the License Agreement, with respect to the Teak, the architecture specification for the Core described in Item 1.1 of Exhibit A to this Amendment, and if the [***] Option has been exercised, with respect to the [***], the architecture specification for the Core described in Item 1.1 of Exhibit B to this Amendment.

2.2. “Core” means each and any of the Teak or TeakLite digital signal processing cores, and only if the [***] Option is exercised, the [***].

2.3. “Design/Fabrication Materials” means each and any of the materials set forth in Item 2 of Exhibit B to the License Agreement, the items described in Item 2 of Exhibit A to this Amendment, and if the [***] Option has been exercised, the items described in Item 2 of Exhibit B to this Amendment.

2.4. “Documentation” means each and any of the materials set forth in Item 1 of Exhibit B to the License Agreement, the items described in Item 1.1 of Exhibit A to this Amendment, and if the [***] Option has been exercised, the items described in Item 1.1 of Exhibit B to this Amendment.

2.5. “Initial Product” means two end products which incorporate a physical implementation of the TeakLite (or the Teak if the Initial Product has been upgraded pursuant to Section 4.2(d) or the [***], if Initial Product has been upgraded pursuant to Section 4.2(d) and the [***] Option has been exercised by Licensee) that are designated in writing by Licensee and approved in writing by ParthusCeva.

2.6. “Initial Teak Products” means two end products which incorporate a physical implementation of the Teak (or the [***] if the [***] Product has been upgraded pursuant to Section 4.2(e) and the [***] Option has been exercised by Licensee) that are designated in writing by Licensee and approved in writing by ParthusCeva.

2.7. “Teak” means the Teak®, a high performance, low power, sub-micron, fully synthesizable digital signal processing core. Teak is a dual MAC machine with additional architecture enhancements. Teak has been designed for an ASIC design environment (single-edge clocking, scan methodology, fully synthesizable, etc.).

2.8. “TeakLite” means the digital signal processing core described in Exhibit A to the License Agreement.

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Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

2.9. “Teak Technology” means the technology incorporated or embodied in the Teak and the deliverables listed in Exhibit A to this Amendment.

2.10. “[***]” means the [***], a highly integrated, low power, general purpose DSP platform based on the Teak. In addition to the Teak DSP core, the [***] consists of a DMA controller, buffered serial port, parallel host interface, general purpose I/O, on-chip emulator, memory interface unit, and power down unit.

2.11. “[***] Option” shall have the meaning set forth in Section 6 of this Amendment.

2.12. “[***] Technology” means the technology incorporated or embodied in the [***] and the deliverables listed in Exhibit B to this Amendment.

2.13. Other Terms. Except as expressly defined or otherwise modified herein, all capitalized terms in this Agreement have the same meanings as set forth in the License Agreement.

3.	Amendment

3.1. Section 6.4 of the License Agreement shall be replaced in its entirety with the following:

6.4. Additional Designated Applications. Licensee may designate additional single physical implementations of the TeakLite, Teak or [***] (if Licensee has exercised the [***] Option described in Section 5 of the Amendment) on single end products beyond the Initial Products or Initial Teak Products as Designated Products, provided that (a) each additional product is approved in writing by ParthusCeva, such approval not to be unreasonably withheld or delayed, and (b) Licensee pays to ParthusCeva an additional fee of: [ *** ] if the Core implemented is the TeakLite, [ *** ] if the Core implemented is the Teak, or [ *** ] if the Core implemented is the [***]. If Licensee chooses to implement multiple Cores on a single end product, then Licensee shall pay an additional fee equal to the highest fee for a Core implemented on the end product, but no fees for the other Cores implemented (e.g., if Licensee implements both the TeakLite and the [***] on a single end product, then the total fee would be [ *** ]).

4.	Additional Terms

4.1. Extension of Terms. The terms and conditions of the License Agreement, excluding Sections 2, 5, 6.1, 6.3, and 6.5 (collectively, the “Excluded Sections”) will be deemed to apply to Teak (and [***] if and when Licensee exercises the [***] Option) to the same extent as they apply to TeakLite, and to the Teak Technology (and [***] Technology if and when Licensee exercises the [***] Option) to the

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[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

same extent as they apply to the Core Technology. Without limiting the generality of the foregoing, the terms, “Core” and “Core Technology” wherever used in the License Agreement (except the Excluded Sections) or this Amendment, will be deemed to include Teak and Teak Technology, respectively (and the [***] and [***] Technology, respectively, if and when Licensee exercises the [***] Option).

4.2. Additional Terms for Teak and XpertTeak.

(a) Delivery. Within ten (10) days of the Amendment Effective Date, ParthusCeva will deliver to Licensee the Teak deliverables listed in Exhibit A. If Licensee exercises the [***] Option, ParthusCeva will deliver to Licensee the [***] deliverables listed in Exhibit B within tea (10) days of such exercise.

(b) Teak and TeakLite (“TeakDSPCore”) Support. ParthusCeva will provide Licensee with support for the TeakDSPCore as set forth in Sections 5.1 (a)-(c) of the License Agreement as such terms apply to support for the TeakLite. Starting on the Amendment Effective Date, ParthusCeva will provide such support for an initial term of twenty four (24) months. Thereafter, Licensee may renew such support for additional twelve (12) month terms if Licensee provides ParthusCeva with written notice of renewal at least thirty (30) days prior to the end of the initial or any renewal support term. Licensee will pay for such TeakDSPCore support at a rate of [ *** ] for such support, provided that the first twelve (12) months of support shall be free of charge. Such support payments are payable in quarterly installments, and will start on the Amendment Effective Date.

(c) [***] Support. If and when Licensee exercises the [***] Option, ParthusCeva will provide Licensee with support for the [***] as set forth in Sections 5.1 (a)-(c) of the License Agreement as such terms apply to support for the TeakLite. Starting on the date the [***] Option is exercised, ParthusCeva will provide such support for an initial term of twelve (12) months. Thereafter, such support will automatically renew for additional twelve (12) month terms unless Licensee provides ParthusCeva with written notice of non-renewal at least thirty (30) days prior to the end of the initial or any renewal support term. Licensee will pay for such [***] support at a rate of [ *** ]. Such support payments are payable in quarterly installments, and will start on the first date of exercise of the [***] Option.

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Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

(d) Initial Product Upgrade. Licensee represents to ParthusCeva that is has developed only one of the two Initial Products permitted to Licensee under the License Agreement. Licensee may implement either the Teak or the [***] (if Licensee has exercised the [***] Option) in its remaining Initial Product rather than the TeakLite. Should Licensee choose to do so, Licensee will designate the Initial Product for the upgrade, subject to ParthusCeva’s approval (not to be unreasonably withheld or delayed), and pay an upgrade fee of [ *** ] in the case of Teak or [ *** ] in the case of [***].

(e) Initial Teak Product Upgrade. Licensee may implement the [***] (if Licensee has exercised the [***] Option) in either or both of the Initial Teak Products rather than the Teak. Should Licensee choose to do so, Licensee will designate the Initial Teak Product for the upgrade, subject to ParthusCeva’s approval (not to be unreasonably withheld or delayed), and pay an upgrade fee of [ *** ] for each such Initial Teak Product that Licensee chooses to upgrade to the [***].

(f) Royalty Modifications. Licensee shall pay royalties for each implementation of Teak and [***] (if Licensee exercises the [***] Option) as set forth in Section 6.2 of the Agreement. The Teak and [***] shall be considered separate and distinct Cores for the purposes of royalties and royalty scale in Section 6.2 shall apply separately to each of the TeakLite, Teak and [***]. If, after the Amendment Effective Date, Licensee develops and manufactures a Core Product that implements multiple Cores on such single end product, then Licensee shall pay royalties for each implementation of a Core as set forth in Section 6.2 of the Agreement, provided that the royalty for the second implementation on a unit will be equal to [ *** ] of the amount set forth in Section 6.2 of the Agreement (e.g., if the royalty rate were [ *** ] per implementation and a Core Product has two implementations of the Core, then the royalties would be [ *** ]).

5.	Payment

5.1. License Fee for Teak. Licensee will pay ParthusCeva a total license fee of [ *** ] for [ *** ] Initial Teak Products, payable as follows:

(a)	[ *** ]

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(b)	[ *** ]

6.	[***] Option

Licensee will have the option to license the [***] (the “[***] Option”) in accordance with the terms of this Section 6. The [***] Option will be exercisable by Licensee by either (a) opting to upgrade the Initial Product or an Initial Teak Product pursuant to Sections 4.2(d) or 4.2(e) and paying ParthusCeva the upgrade fees set forth in those sections or (b) licensing the [***] for use in a Designated Product as set forth in Section 6.4 of the License Agreement and paying the designation fee, as amended.

7.	General

7.1. Authorization. Each party represents and warrants that it possesses the right and capacity to enter into this Amendment. Each party represents and warrants to the other party that this Amendment has been duly authorized, executed and delivered by it and constitutes its valid and legally binding agreement with respect to the subject matter contained herein.

7.2. Entire Agreement. The License Agreement, as amended by this Amendment, constitutes the complete and exclusive statement of the agreement between the parties and supersedes all prior and contemporaneous proposals and understandings, oral and written, relating to the subject matter contained therein.

IN WITNESS THEREOF, the parties have executed this Amendment by their duly authorized representatives.

Spreadtrum Communications, Inc.		ParthusCeva Technologies, Inc.

PING WU		ISSACHAR OHAMA
Printed Name		Printed Name
Title	President	Title	VP Sales

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Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Date 6/12/2003	Date June 12, 2003

ParthusCeva Ltd.

Chet Silvestri
Printed Name
	Title	President/CEO
	Date	6/13/2003

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Exhibit A

[***]

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[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Exhibits B

[***]

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ParthusCeva Technologies Inc. 2033 Gateway Place, Suite 150 San Jose, CA 95110 USA

ParthusCeva Ltd. 5 Shenkar Street Herzelia Pituach 46120 Israel

Spreadtrum Communications, Inc.

810 East Arques Ave.

Sunnyvale, CA 94085

Dear Ping Wu,

This letter is in regard to certain payments to be made under the amendment dated 6/12/2003 (the “Amendment”) to the license agreement (the “License Agreement”) dated October 5, 2001 between Spreadtrum Communications, Inc., on behalf of itself and its wholly-owned subsidiaries, Spreadtrum Communications, Corp., and Spreadtrum Communications Shanghai Ltd (collectively, “Spreadtrum”) and ParthusCeva Technologies Inc and ParthusCeva Ltd. (collectively, “ParthusCeva”). Any capitalized terms used in this letter shall have the same definitions as in Amendment and the License Agreement.

Under Section 5.1 of the Amendment, Spreadtrum is to make certain payments to ParthusCeva as a license fee for the use of the Teak. Spreadtrum and ParthusCeva agree to the following:

•

If Spreadtrum, one year after the Amendment Effective Date, has not conducted any development or design activities (for commercial tape-out, shuttle, or otherwise) for any Core Product (including the Initial Teak Product) during such one-year period, then the fees paid under Section 5.1 of the Amendment shall be deemed prepaid royalties creditable against Spreadtrum’s royalty obligations under Section 6.2 of the License Agreement.

•

If Spreadtrum, one year after the Amendment Effective Date, has conducted development or design activities during such one-year period (for commercial tape-out, shuttle, or otherwise) for a Core Product that implements TeakLite but not for an Initial Teak Product, then [ *** ] of the fee paid under Section 5.1 of the Amendment shall be deemed prepaid royalties creditable against Spreadtrum’s royalty obligations under Section 6.2 of the License Agreement.

The Amendment, License Agreement, and this letter serve to document the entire understanding relating to the subject matter hereof, and terminates, supersedes, and replaces any prior or contemporaneous agreements, negotiations or understandings (whether oral or written), relating to the same subject matter. No amendment or modification to any of the terms hereof will be valid or binding unless made in writing and signed by duly authorized representatives of the parties.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

If this letter agreement is consistent with your understanding and intent, please so indicate by signing in the space provided below.

Sincerely,

ParthusCeva Technologies Inc.

By:
Title:	VP Sales

ParthusCeva Limited

By:
Title:	President / CEO

AGREED TO AND ACCEPTED BY:

Spreadtrum Communications, Inc.

By:
Title:	President
Date:	6/12/2003

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

ParthusCeva Technologies Inc. 2033 Gateway Place, Suite 150 San Jose, CA 95110 USA

ParthusCeva Ltd. 5 Shenker Street Herzelia Pituach 46120 Israel

Spreadtrum Communications, Inc.

810 East Arques Ave.

Sunnyvale, CA 94085

Dear Ping Wu,

This letter serves to document the understanding and agreement between the parties to revoke the letter dated June 12, 2003 (the “Side Letter”), in regard to certain payments to be made under the amendment dated June 12, 2003 (the “Amendment”) to the license agreement dated October 5, 2001 (the “License Agreement”) between Spreadtrum Communications, Inc., on behalf of itself and its wholly-owned subsidiaries, Spreadtrum Communications, Corp., and Spreadtrum Communications Shanghai Ltd (collectively, “Spreadtrum”) and ParthusCeva Technologies Inc. and ParthusCeva Ltd. (collectively, “ParthusCeva”). A copy of the Side Letter is attached hereto

Therefore, as of the date hereof, the Side letter shall be no longer valid and shall be considered null and void. It is acknowledged that in view of the revocation of the Side Letter the License Agreement and the Amendment reflect the entire understanding between the parties relating to the subject matter hereof.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

If this letter agreement is consistent with your understanding and intent, please so indicate by signing in the space provided below.

Sincerely,

ParthusCeva Technologies Inc.

By:
	Title:	PRESIDENT & CEO

ParthusCeva Limited

By:
Title:

AGREED TO AND ACCEPTED BY:

Spreadtrum Communications, Inc.

By:	Ping Wu
Title:	President
Date:	1st October, 2003

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

FOURTH AMENDMENT TO LICENSE AGREEMENT

This Fourth Amendment to License Agreement (“Fourth Amendment”) is made effective as of September 30, 2005 (the “Fourth Amendment Effective Date”) by and between, as one party, Ceva Technologies Inc., having a place of business at 2033 Gateway Place, Suite 150, San Jose, CA 95110 and Ceva DSP Ltd., having a place of business 2 Maskit Street, P.O.B. 2068, Herzelia 46120, Israel (collectively, “Ceva”) and Spreadtrum Communications, Inc., having a place of business at Ugland House, P.O.Box, Georgetown, Grand Cayman, Cayman Islands, British West Indies, on behalf of itself and its wholly-owned subsidiaries, Spreadtrum Communications Corp., having a place of business at 810 East Arques Ave., Sunnyvale, California 94085, and Spreadtrum Communications (Shanghai) Co., Ltd., having a place of business at 696 Songiao Road, 3-5F, Zhangjiang Hi-Tech Park, Pudong, Shanghai, China 201203 (collectively, “Licensee”).

RECITALS

Licensee and DSP Group Inc. and DSP Group Ltd. (collectively, “DSPG”) entered into a License Agreement dated October 5, 2001 (“License Agreement”), pursuant to which DSPG has licensed to Licensee rights in the TeakLite core and related technology.

Licensee and ParthusCeva (now known as Ceva), the successor to DSPG’s core licensing business, amended the License Agreement by Amendment to License Agreement dated June 12, 2003 (the “First Amendment”) to include the license to the Teak core to Licensee, and an option to the [***] Core, by the Letter Amendment dated June 12, 2003 (the “Second Amendment”) to include additional terms regarding Section 5.1 of the First Amendment, and by the Letter Amendment dated October 1, 2003 (the “Third Amendment”) to cancel the Second Amendment.

Licensee and Ceva wish to amend the License Agreement and its amendments, to grant to Licensee an additional license rights in the Ceva-X1620 Core and in the related Ceva-XS1200 Sub-system under the same terms and conditions of the License Agreement unless otherwise expressly provided under this Fourth Amendment, all as set forth in this Fourth Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth hereunder, the parties hereby agree as follows:

AGREEMENT

I.	Continuation of Non- contradicting Provisions of License Agreement

1.1.	Except as expressly set forth hereunder, all other terms and conditions of the License Agreement and its amendments, shall remain in force and effect. In the

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

event of any inconsistency or conflict between this Fourth Amendment and the License Agreement and its amendments, the terms and conditions of the Fourth Amendment shall govern and control.

2.	Additional/Amended Definitions

2.1.	The terms “Core”, “Core Product”, “Architecture Specification”, “Core Technology”, “Deliverables”, “Design/Fabrication Materials” and “Documentation”, as defined in Section 1.1 of the License Agreement (and in Section 2 of the First Amendment, shall also include, when applicable, the Ceva-XI620 Core and the related Ceva-XS1200 Sub-system licensed to Licensee under this Fourth Amendment and the related deliverables, as set forth in the attached Exhibit A.

2.2.	“Ceva-X1620 Core” the core as defined in the architecture specification of the CEVA-X 1620 as listed in Exhibit A.

2.3.	“Ceva-XS1200 Sub-system” (“Sub-system”): shall mean a set of peripherals for the Ceva-X1620 Core as described in the attached Exhibit Al.

2.4.	“Initial Ceva-X1620 Products” shall mean the first two end products which incorporate a physical implementation of the Ceva-X1620 Core and the Sub-system that are designated in writing by Licensee and approved in writing by Ceva, the first of such two end products shall be a replacement of the second Initial Teak Product ( the “First Ceva-X1620 Product”).

2.5.	Section 6.4 of the License Agreement shall be replaced in its entirety with the following:

“Additional Designated Applications. Licensee may designate additional single physical implementations of the TeakLite, Teak, [***] (if Licensee has exercised the [***] Option described in Section 5 of the Second Amendment) or the Ceva-X1620 Core and Sub-system on single end products beyond the Initial Products or Initial Teak Products or Initial Ceva-X1620 Products, as Designated Products, provided that (a) each additional product is approved in writing by Ceva, such approval not to be unreasonably withheld or delayed, and (b) Licensee pays to Ceva an additional fee of: [ *** ] if the Core implemented is the TeakLite, [ *** ] if the Core implemented is the Teak, [ *** ] if the Core implemented is the [***] and [ *** ] if the Core implemented is the Ceva-Xl620 Core. If Licensee chooses to implement multiple Cores on a single end product, then Licensee shall pay an additional fee equal to the highest fee for a Core implemented on the end product, but no fees for the other Cores implemented (e.g., if Licensee implements both the TeakLite and the [***] on a single end product, then the total fee would be [ *** ]). Except as expressly defined or otherwise modified herein, all capitalized terms in this Agreement have the same meanings as set forth in the License Agreement.”

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

3.	Amendment

3.1.	Extension and Exclusion of Terms. The terms and conditions of the License Agreement, excluding Sections 2 (Delivery), 5 (Technical Support), 6.1 (License Fee), 6.2 (Royalties), 6.3 (Support Fees) and 6.5 (Global Licensing Option) (collectively, the “Excluded Sections”), will be deemed to apply to Ceva-X1620 Core and Sub-system to the same extent as they apply to the other Cores (i.e. TeakLite, Teak or [***]).

3.2.	Initial Teak Products Upgrade. Licensee represents to Ceva that it has developed only one of the two Initial Teak Products permitted to Licensee under the License Agreement. As a partial consideration to obtaining the license of the Ceva-X1620 Core and Sub-system, Licensee agrees to waive the right to development or design activity with respect to the second Initial Teak Products immediately, and subject to the payment of the License Fee for the Ceva-X1620 Core and Sub-system set below in Section 4.1, to implement the Ceva-X1620 and Sub-system in its remaining Initial Teak Product rather than the Teak to create the First Initial Ceva-X1620 Product.

3.3.	Delivery. Within ten (10) days of this Fourth Amendment Effective Date, Ceva will deliver to Licensee the Ceva-X1620 Core deliverables and the Sub-system Deliverables listed in Exhibit A and Al respectively of this Fourth Amendment.

3.4.

Ceva-X1620 Core and Sub-system Support. Ceva will provide Licensee with technical support for the Ceva-X1620 Core and Sub-system and Deliverables as set forth in Sections 5.1 (a)-(c) of the License Agreement as such terms apply to support for the Ceva-X1620 Core and Sub-system. Notwithstanding the foregoing, as part of the support services for the Ceva-X1620 Core and Sub-system, Ceva shall provide Licensee with reasonable support in connection with Licensee’s efforts to port its existing software from the Teak or TeakLite Core to the Ceva-X1620 and Sub-system (“Porting Support”). Such Porting Support shall be provided via email and telephone, and quarterly management meetings in Shanghai or California when such are necessary to review the Ceva-X1620 Core Product design and to define the necessary support needs. Commencing on the delivery of the RTL for the Ceva-X1620 Core and Sub-system, Ceva will provide such support for an initial term of twenty four (24) months. Thereafter, Licensee may renew such support for additional twelve (12) month terms if Licensee provides Ceva with written notice of renewal at least thirty (30) days prior to the end of the initial or any renewal support term. Licensee will pay for such Ceva-X1620 Core and Sub-system support at a rate of [***] for such support. Such support payments are payable in quarterly installments, and will start on the Fourth Amendment Effective Date.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

4.	Payment for the Ceva-X1620 Core and Sub-system and for Royalty Waiver

4.1.	License Fee for the Ceva-X1620 Core and Sub-system and for the Royalty Waiver. Licensee will pay Ceva a total non-refundable license fee and Royalty Waiver Fee as described below in Section 4.2, of [***]. Such fees shall be made for the initial Ceva-X1620 Products (namely, for the First Ceva-X1620 Product, which is a substitute to the second Teak Product, as specified above, and the second Ceva-X1620 Product), and for the said Royalty Waiver, due and payable as following:

[***	]

[***	]

*	For avoidance of doubt such payment includes all the Royalty Waiver Fees

4.2.	Royalty Modification - Royalty Waiver and New Rate for Core Products including for Ceva-X1620 Products.

1)	As of the Fourth Amendment Effective Date and subject to the payment of the License Fees for the Ceva-X1620 Core and Sub-system and the Royalty Waiver Fees as specified above, Section 6.2 of the License Agreement shall be replaced in its entirety with the following Section 6.2 and the royalty rates for Core Products shall be amended as follows:

“6.2 As of the Fourth Amendment Effective Date and in addition to the License Fee for the Ceva-X1620 and Sub-system as set above, Licensee shall pay non-refundable royalties for each implementation of the Core, as defined in the License Agreement and its amendments and this Fourth Amendment (i.e. TeakLite/Teak/[***] or Ceva-X1620 and Sub-system, as applicable) on each unit of Core Product (as defined in the License Agreement, its amendments and this Fourth Amendment) (it being understood that a single unit of a Core Product may include one or more implementation of the Core(s) shipped or sold by or for Licensee(”Sold”) after the Third Amendment Effective Date (except for such non commercial samples as specified in Section 6.2.3 of the original License Agreement). The royalty for each unit shall be calculated based on the NSP of the unit as follows:

•	[***]

Notwithstanding the foregoing, Licensee shall have no obligation to pay royalties for the first [***] implementations on Core Products that are Sold after the Fourth Amendment Effective date (Royalty Waiver).

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

For clarification purposes and for avoidance of doubt, the royalty obligations and rates for Core Products that were Sold before the Fourth Amendment Effective Date shall continue to be governed by the terms of the License Agreement (i.e. Section 6.2 as amended by Section 4.2 of the First Amendment).

“NSP,” with respect to a unit of Core Product shipped sold, or transferred by a unit, division, group, subsidiary or affiliate of Licensee (“Licensee Affiliate”), means the greater of (a) the transfer price of such unit and (b) the fair market value for such unit if purchased in an arms-length transaction by an unrelated, unaffiliated party. “NSP,” with respect to a unit of Core Product shipped, sold, transferred, disposed of or otherwise distributed to a customer that is not a Licensee Affiliate, means the net sales price of such unit exclusive of taxes, duties and commissions actually paid or credited.

Royalties will accrue on the date on which each unit of the Core Product is shipped, sold, transferred, disposed of, or otherwise distributed by or for Licensee, or put to productive internal use by Licensee. Licensee shall pay the royalties to Ceva on a quarterly basis, with the royalties for each calendar quarter to be paid within thirty (30) days of the end of such quarter. Licensee will submit, with the payment of the royalties, the report described in Section 7.1 of the License Agreement.”

5.	General

5.1.	The notice information provided in Section 14.6 of the License Agreement for Ceva shall be replaced with the following notice information:

For Ceva:

Attention: Sales Administration

Address:2 Maskit Street, P.O.B. 2068

Herzelia Pituach 46120, Israel

Tel: +972-9-9613790

Fax: +972-9-9613890

Copy to: Legal Department

Tel: +972- 9- 9613 9752

FAX: +972-9-9613852

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

5.2.	Authorization. Each party represents and warrants that it possesses the right and capacity to enter into this Amendment. Each party represents and warrants to the other party that this third Amendment has been duly authorized, executed and delivered by it and constituted its valid and legally binding agreement with respect to the subject matter constituted herein.

5.3.	The License Agreement and its Amendments, as amended by this Fourth Amendment constitutes the complete and exclusive statement of the agreement between the parties and supersedes all prior and contemporaneous proposals and understandings, oral and written, relating to the subject matter contained therein.

IN WITNESS THEREOF, the parties have executed this Fourth Amendment by their duly authorized representatives.

Spreadtrum Communications, Inc.		Ceva Technologies, Inc.

Name	Ping Wu	Name	Issachar Ohama
Title	CEO/President	Title	VP. WW Sales

Ceva DSP Ltd.

Name
		Title	CEO

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Exhibit A

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

2. Design Materials

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

EXHIBIT A1

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

FIFTH AMENDMENT TO LICENSE AGREEMENT

This Fifth Amendment to License Agreement (“Fifth Amendment”) is made effective as of February 1st, 2006 (the “Fifth Amendment Effective Date”) by and between, as one party, Ceva Technologies Inc., having a place of business at 2033 Gateway Place, Suite 150, San Jose, CA 95110 and Ceva DSP Ltd., having a place of business 2 Maskit Street, P.O.B. 2068, Herzelia 46120, Israel (collectively, “Ceva”) and Spreadtrum Communications, Inc., having a place of business at Ugland House, P.O.Box, Georgetown, Grand Cayman, Cayman Islands, British West Indies, on behalf of itself and its wholly-owned subsidiaries, Spreadtrum Communications Corp., having a place of business at 810 East Arques Ave., Sunnyvale, California 94085, and Spreadtrum Communications (Shanghai) Co., Ltd., having a place of business at 696 Songtao Road, 3-5F, Zhangjiang Hi-Tech Park, Pudong, Shanghai, China 201203 (collectively, “Licensee”).

RECITALS

Licensee and DSP Group Inc. and DSP Group Ltd. (collectively, “DSPG”) entered into a License Agreement dated October 5, 2001 (“License Agreement”), pursuant to which DSPG has licensed to Licensee rights in the TeakLite core and related technology.

Licensee and Ceva (under its former name, ParthusCeva), the successor to DSPG’s core licensing business, amended the License Agreement by Amendment to License Agreement dated June 12, 2003 (the “First Amendment”) to include the license to the Teak core to Licensee, and an option to the [***] Core, by the Letter Amendment dated June 12, 2003 (the “Second Amendment”) to include additional terms regarding Section 5.1 of the First Amendment, and by the Letter Amendment dated October 1, 2003 (the “Third Amendment”) to cancel the Second Amendment.

Licensee and Ceva amended the License Agreement by another Amendment to the License Agreement dated September 30, 2005 (the “Fourth Amendment”) to grant to Licensee license rights in the Ceva-X1620 Core and in the related Ceva-XS1200 Subsystem, under the terms set forth in the said Fourth Amendment.

Licensee and Ceva wish to further amend the License Agreement and its amendments, to grant to Licensee license rights in the new [***] in replacement to (and instead of) the rights granted to Licensee under the Forth Amendment regarding the Ceva-X1620 Core, such rights in the new [***] shall be provided under the same terms and conditions granted to Licensee regarding the Ceva-X1620 Core in the Fourth Amendment, unless otherwise expressly provided under this Fifth Amendment, all as set forth in this Fifth Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth hereunder, the parties hereby agree as follows:

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

AGREEMENT

1. Continuation of Non- contradicting Provisions of License Agreement

1.1.	Except as expressly set forthhereunder, all other terms and conditions of the License Agreement and its amendments, shall remain in force and effect. In the event of any inconsistency or conflict between this Fifth Amendment and the License Agreement and its amendments, the terms and conditions of the Fourth Amendment shall govern and control.

2. Additional/Amended Definitions

2.1.	The terms “Core”, “Core Product”, “Architecture Specification”, “Core Technology”, “Deliverables”, “Design/Fabrication Materials” and “Documentation”, as defined in Section 1.1 of the License Agreement (and in Section 2 of the First Amendment, shall also include, when applicable, the [ *** ] licensed to Licensee under this Fifth Amendment and the related deliverables, as set forth in the attached Exhibit A, and shall not include the Ceva-X1620 Core and related deliverables.

2.2.	“[ *** ]” the core as defined in the architecture specification of the [ *** ] as listed in Exhibit A.

3. Amendment

3.1.	Replacement of the Ceva-X1620 Core with the [ *** ]. As of this Amendment Effective date the term Ceva-X1620 wherever it appears in the Fourth Amendment shall be replaced by the term [ *** ], and all terms and conditions that relate to the Ceva-X1620 (including the royalty terms as specified in Section 4.2 of the Fourth Amendment and the fees specified in Section 6.4 of the License Agreement regarding Additional Designated Applications, as restated in Section 2.5 of the Fourth Amendment) shall be deemed to apply to the [ *** ] and to the [ *** ], as applicable, in stead of to the Ceva-X1620 and the Ceva-X1620 Deliverables.

3.2.	Following the execution of this Fifth Amendment, Licensee shall receive the [ *** ] set forth in the attached Exhibit A of this Fifth Amendment, according to the schedule for delivery that will be mutually agreed by the parties. Licensee agrees that upon execution of this Amendment, the licenses granted to Licensee under the Fourth Amendment regarding the Ceva-X1620 core shall terminate forthwith and Licensee will promptly return to Ceva all the Ceva-X1620 Deliverables (as defined in the Fourth Agreement), and all Confidential Information regarding the Ceva-X1620 Core and its related deliverables.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

4. General

4.1.	Authorization. Each party represents and warrants that it possesses the right and “capacity to enter into this Fifth Amendment. Each party represents and warrants to the other party that this Fifth Amendment has been duly authorized, executed and delivered by it and constitutes its valid and legally binding agreement with respect to the subject matter contained herein.

4.2.	The License Agreement and its amendments, as amended by this Fifth Amendment constitutes the complete and exclusive statement of the agreement between the parties and supersedes all prior and contemporaneous proposals and understandings, oral and written, relating to the subject matter contained therein.

IN WITNESS THEREOF, the parties have executed this Fifth Amendment by their duly authorized representatives.

Spreadtrum Communications, Inc.		Ceva Technologies, Inc.

Name	Harry Qin	Name
Title	VP, Global BD	Title	CEO

Ceva DSP Ltd.

Yaniv Aneli
Name

CEO
Title

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Exhibit A

[ *** ]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SIXTH AMENDMENT TO LICENSE AGREEMENT

This Sixth Amendment to License Agreement (“Sixth Amendment”) is made effective as of September 27, 2006 (the “Sixth Amendment Effective Date”) by and between, as one party, Ceva Technologies Inc., having a place of business at 2033 Gateway Place, Suite 150, San Jose, CA 95110 and Ceva DSP Ltd., having a place of business 2 Maskit Street, P.O.B. 2068, Herzelia 46120, Israel (collectively, “Ceva”) and Spreadtrum Communications, Inc., having a place of business at Ugland House, P.O.Box, Georgetown, Grand Cayman, Cayman Islands, British West Indies, on behalf of itself and its wholly-owned subsidiaries, Spreadtrum Communications Inc., having a place of business at 810 East Arques Ave., Sunnyvale, California 94085, and Spreadtrum Communications (Shanghai) Co Ltd., having a place of business at 696 Songtao Road, 3-5F, Zhangjiang Hi-Tech Park, Pudong, Shanghai, China 201203 (collectively, “Licensee”).

RECITALS

Licensee and DSP Group Inc. and DSP Group Ltd. (collectively, “DSPG”) entered into a License Agreement dated October 5, 2001 (“License Agreement”), pursuant to which DSPG has licensed to Licensee rights in the TeakLite core (hard macro version) and related technology for certain single uses.

Licensee and Ceva, the successor to DSPG’s core licensing business, amended the License Agreement by Amendment to License Agreement dated June 12, 2003 (the “First Amendment”) to include the license to the Teak core (now named Ceva-Teak™) to Licensee, and an option to the [***] Core, by the Letter Amendment dated June 12, 2003 (the “Second Amendment”) to include additional terms regarding Section 5.1 of the First Amendment, and by the Letter Amendment dated October 1, 2003 (the “Third Amendment”) to cancel the Second Amendment.

Licensee and Ceva amended the License Agreement by another Amendment to the License Agreement dated September 30, 2005 (the “Fourth Amendment”) to grant to Licensee rights in the Ceva-X1620 core and in the related Ceva-XS1200 subsystem, under the terms set forth thereunder, and further amended by another Amendment to the License Agreement dated February 1, 2006 (the “Fifth Amendment”) to grant to Licensee rights in the [ *** ] in replacement to the rights granted for the Ceva-X1620 core.

Licensee and Ceva wish to further amend the License Agreement and its amendments, to grant to Licensee an additional license rights in the Ceva-TeakLite™ core, the [ *** ] and the Ceva-Teak™ core (all in Ceva RTL soft versions) for [***] under the terms and conditions of the License Agreement and amendments and this Sixth Amendment.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth hereunder, the parties hereby agree as follows:

AGREEMENT

1.	Continuation of Provisions of License Agreement

1.1.	Except as expressly set forth hereunder, all other terms and conditions of the License Agreement and its amendments, shall remain in force and effect. In the event of any inconsistency or conflict between this Sixth Amendment and the License Agreement and its amendments, the terms and conditions of the Sixth Amendment shall govern and control.

2.	Additional/Amended Definitions

2.1.	The terms “Core”, “Core Product”, “Architecture Specification”, “Core Technology”, “Deliverables”, “Design/Fabrication Materials” and “Documentation”, as defined in the License Agreement and in the amendments shall include when applicable, the Ceva-Teak™ Core and Ceva-TeakLite™ Core and [ *** ] (in Ceva [***] soft versions) licensed to Licensee under this Sixth Amendment, as set forth in the attached Exhibit A.

2.2.	“Ceva-TeakLite™ Core Product” means any integrated circuit device designed, manufactured or marketed by or for Licensee that (a) combines one or more Compliant Ceva-TeakLite™ Core(s) with application-specific or user-specific circuitry that adds a substantial and significant amount of value and functionality to such Compliant Ceva-TeakLite™ Core(s).

2.3.	[ *** ] Product” means any integrated circuit device designed, manufactured or marketed by or for Licensee that (a) combines one or more Compliant [ *** ] with application-specific or user-specific circuitry that adds a substantial and significant amount of value and functionality to such Compliant [ *** ].

2.4.	“Ceva-Teak™ Core Product” means any integrated circuit device designed, manufactured or marketed by or for Licensee that (a) combines one or more Compliant Ceva-Teak™ Core(s) with application-specific or user-specific circuitry that adds a substantial and significant amount of value and functionality to such Compliant Ceva-Teak™ Core(s).

2.5.	[ *** ] Software Development Tools” means the development tools for the [ *** ] as defined in Exhibit A-4.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

3. Amendment

3.1.	License Grant for the Ceva-TeakLite™ Core, the [ *** ] and the Ceva-Teak™ Core. Subject to the terms and conditions of the License Agreement and the Sixth Amendment, Ceva hereby grants to Licensee a personal, nonexclusive, nontransferable, [***] term license to:

(a)	make changes to the [***] for the Ceva-TeakLite™ Core the [ *** ] and the Ceva-Teak™ Core, provided that the resulting core is Compliant (as defined in the License Agreement);

(b)	incorporate the [***] for the Ceva-TeakLite™ Core, the [ *** ] and the Ceva-Teak™ Core and any changes made thereto pursuant to subsection (a) above, into Licensee’s designs for Ceva-TeakLite™ Core Products or [ *** ] or Ceva-Teak™Core Products;

(c)	import, manufacture in different foundries and have manufactured such Ceva-Tektite Core Products and [ *** ] Core and Ceva-Teak™ Core Products;

(d)	offer for sale, sell and otherwise distribute Ceva-TeakLite™ Core Products and [ *** ] and Ceva-Teak™ Core Products, provided that prior to selling or distributing any such Core Products, Licensee shall verify that each implementation of the Core contained in such Core Product is Compliant (as defined in the License Agreement).

3.2.	Ceva [***] Soft Version Security Measures. The Ceva [***] soft version of the Core(s) and all non-public information relating thereto, including without limitation the techniques, algorithms, and processes contained in the Ceva [***] and in any part thereof, constitute trade secrets of Ceva and may be used by Licensee only in accordance with the terms of this Agreement. The Ceva [***] shall be treated by Licensee under the highest confidentiality protection measures, at least in the same manner it uses to protect its own source code technologies, but in no event shall Licensee use less than reasonable care in protecting such [***]. Notwithstanding anything to the contrary in this Agreement, Licensee shall be authorized to use the Ceva [***] only in the Licensee premises, unless Ceva authorizes otherwise in writing. Licensee shall not cause or authorize the unauthorized use, dissemination, or publication of the Ceva [***], and shall take prompt and appropriate action to prevent any unauthorized use or disclosure of the Ceva [***] by Licensee’s employees. Licensee shall take all reasonable measures to prevent unauthorized access to the Ceva [***], and shall instruct its employees not to copy the Ceva [***] on their own, and not to disclose the Ceva [***] to anyone not authorized to receive it and Licensee will promptly notify Ceva of any lost, or unauthorized use of the [***] and take all reasonable steps to remedy such failures.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

3.3.

Delivery. Within ten (10) days of this Sixth Amendment Effective Date, Ceva will deliver to Licensee the Ceva-TeakLite™ Core (soft version) deliverables listed in Exhibit A-l of this Sixth Amendment and the [***] (soft version) deliverables listed in Exhibit A-2 of this Sixth Amendment and the Ceva-Teak™ Core (soft version) deliverables listed in Exhibit A-3 of this Sixth Amendment.

3.4.	[***] Software Development Tools. Following the execution of this Sixth Amendment and subject to the terms of the License Agreement and the following amendments including this Sixth Amendment, Licensee shall receive a license to use the [***] Software Development Tools listed in Exhibit A-4 at no additional charge.

3.5.

License Fee for the Ceva-TeakLite™ Core, the [***] and the Ceva-Teak™ Core. Licensee will pay Ceva a non-refundable license fee of [***] for the licenses granted to Licensee in this Sixth Amendment with respect to the Ceva-TeakLite™ Core, [***] and the Ceva-Teak™ Core. Such license fee is due immediately and payable as follows:

[***]

[***]

3.6.

Royalty Rate Modification—New Royalty Rate for Core Products As of the Sixth Amendment Effective Date and subject to the payment of the License Fees for the Ceva-TeakLite™ Core, the [***] and the Ceva-Teak™ Core, as specified above, Section 6.2 of the License Agreement shall be replaced in its entirety with the following Section 6.2 and the royalty rates for (all) Core Products shall be amended as follows:

“6.2. As of the Sixth Amendment Effective Date and in addition to the License Fee for the Core(s), Licensee shall pay Ceva a non-refundable royalty for each implementation of the Core (i.e., Ceva-TeakLite™ Core, [***], Ceva-Teak™ Core, and/or [***], as applicable), on each unit of a Core Product shipped, sold, transferred, disposed of, or otherwise distributed by or for Licensee, or put to productive internal use by Licensee (“Sold”) after the Sixth Amendment Effective Date (except for such non commercial samples as specified in Section 6.2.3 of the original License Agreement). The royalty for each unit of the applicable Core Product ([***] Product/ Ceva-Teak™ Core Product and [***] Product shall be calculated as follows:

•	[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

[ *** ]

Notwithstanding the foregoing and for avoidance of doubt, the above terms are subject to the Royalty Waiver of the Forth Amendment and Licensee shall have no obligations to pay royalties for the first [ *** ] implementations on Core Products that are Sold after the Forth Amendment Effective Date.

Royalties will accrue on the date on which each unit of each Core Product is shipped, sold, transferred, disposed of, or otherwise distributed by or for Licensee, or put to productive internal use by Licensee. Licensee shall pay the royalties to Ceva on a quarterly basis, with the royalties for each calendar quarter to be paid within thirty (30) days of the end of such quarter. Licensee will submit, with the payment of the royalties, the report described in Section 7.1 of the License Agreement.”

3.7.	Term. Notwithstanding any of the terms under the License Agreement and amendments, the term of this Sixth Amendment and the licenses granted to Licensee under this Sixth Amendment, will be in effect for [***] commencing on the Sixth Amendment Effective Date, unless terminated earlier in accordance with Section 13 of the License Agreement.

3.8.	Authorization. Each party represents and warrants that it possesses the right and capacity to enter into this Amendment. Each party represents and warrants to the other party that this Sixth Amendment has been duly authorized, executed and delivered by it and constitutes its valid and legally binding agreement with respect to the subject matter contained herein.

3.9.	Complete Agreement. The License Agreement and its amendments, as amended by this Sixth Amendment constitutes the complete and exclusive statement of the agreement between the parties and supersedes all prior and contemporaneous proposals and understandings, oral and written, relating to the subject matter contained therein.

IN WITNESS THEREOF, the parties have executed this Sixth Amendment by their duly authorized representatives.

Spreadtrum Communications, Inc.		Ceva Technologies, Inc.

Name	HARRY QIN	Name	Issachar Oham
Title	UP. BD	Title	EVP WW Sales

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Ceva DSP Ltd.

Name	Gideon Wertheizer
Title	CEO

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Exhibit A-l

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

2. Design Materials

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

4. Implementation

[***]

5. Delivery Schedule

All items in this Exhibit A-1 will be delivered within ten (10) days after the Sixth Amendment Effective Date.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Exhibit A-2

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

3. Verification and Integration

[***]

5. Delivery Schedule

All items in this Exhibit A-2 will be delivered within ten (10) days after the Sixth Amendment Effective Date.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Exhibit A-3

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

2. Design Materials

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Exhibit A-4

[***]